SUPPLEMENTAL DISCLOSURE REPORT

For the Quarter & Nine Months Ended
September 30, 2004

CPA®:15

Supplemental Disclosure Report
For the Quarter & Nine Months Ended September 30, 2004

OPERATIONS OVERVIEW
Investments

Investments

Investments - Nine Months Ended September 30, 2004
($000s)

				Build to Suit/	Pro Rata
Transaction	Location	Ownership %	Closing Date	Expansion	Purchase Price
Régie des Bâtiments (Belgian Government)	Mons, Belgium	100%	1/1/04	N	$12,120
Plumbmaster, Inc.	Concordville, PA &	100%	1/2/04	N	9,843
	Oceanside, CA
Affina Corporation	Peoria, IL	100%	1/8/04	N	12,565
Universal Technical Institute of California, Inc.	Rancho Cucamonga, CA	100%	2/6/04	Y	25,149
World Airways, Inc.	Peachtree City, GA	100%	3/26/04	N	8,699
Worthington Precision Metals	Mentor, OH & Franklin, TN	100%	4/14/04	N	7,168
Mercury Partners, LP/U-Haul Moving Partners Inc.	AL (2); AZ (9); CO (3); FL (12); GA (6); IL (4); KS; IN; LA (2); MA (2); MD; MN; MO (2); MS; NC; NJ; NM; NV (5); NY; OH; OK; TN; TX (15); VA (5)	57.7%	4/29/04	N	180,250
Oriental Trading Company, Inc.	Omaha, NE	100%	5/7/04	Y	31,000
Shaklee Corporation	Pleasanton, CA	100%	5/26/04	N	32,461
Régie des Bâtiments (Belgian Govt.)	Mons, Belgium	100%	6/7/04	N	4,433
Grande Communications Networks, Inc.	San Marcos, TX	100%	6/25/04	Y	1,361
TietoEnator Plc	Espoo, Finland	60%	7/8/04	N	58,541
Thales S.A.	St. Quentin-en-Yvelines, Consflans, Ymare, Aubagne, Laval, France	65%	7/26/04	N	66,954
CIP assets (1)	Various	33.3% - 100%	9/1/04	N	571,147

Total					$1,021,690

(1)	CPA:15 acquired $571.1 million of real estate assets from Carey Institutional Properties Incorporated through a merger transaction.

Investments

Monthly and Cumulative Investments Trend
($000s)

	Monthly	Cumulative
2004	Investments	Investments
January	$34,528	$34,528
February	25,149	59,677
March	8,699	68,376
April	187,417	255,793
May	63,461	319,254
June	5,794	325,048
July	125,495	450,543
August	—	450,543
September (1)	571,147	1,021,690

Total	$1,021,690

(1)	CPA:15 acquired $571.1 million of real estate assets from Carey Institutional Properties Incorporated through a merger transaction.

OPERATIONS OVERVIEW

Financing

Financing

Pro Rata Mortgage Debt Summary
(pro rata basis)
September 30, 2004

			Wtd. Average
Tenant/Lease Guarantor	Number of Properties	Interest Rate	Interest Rate	Fixed/ Variable
U-Haul Moving Partners Inc. (57.69%)	79	6.45%		Fixed
Carrefour France SA (50.375%)(1)	8	5.55%		Fixed
SFX Entertainment Inc. (Clear Channel) (60%)	1	5.52%		Fixed
Starmark Camhood LLC (Wellbridge) (44%) (2)	15	7.44%		Fixed
Hill Bros. Transportation, Inc. (fka Fleming Cos., Inc.)	1	7.46%		Fixed
Foster Wheeler Realty Services	1	6.67%		Fixed
Best Buy (63%)	12	7.49%		Fixed
Thales SA (65%)(1)	1	5.12%		Fixed
Life Time Fitness Inc.	2	6.43%		Fixed
Medica France SA (65%) (1)	6	5.63%		Fixed
Thales SA (65%)(1)	4	5.09%		Fixed
Lillian Vernon Corporation	1	6.27%		Fixed
TietoEnator Plc (60%)(1)	1	5.16%		Fixed
Shires Ltd. (QualceramShires) (3)	6	6.95%		Fixed
Danka Office Imaging Co.	2	6.63%		Fixed
Overland Storage Inc.	1	6.18%		Fixed
TietoEnator Plc (60%) (1)(2)	1	5.26%		Fixed
Shaklee Corporation	1	5.54%		Fixed
Omnicom Group, Inc.	1	6.95%		Fixed
MBM - Beef	5	6.08%		Fixed
Precise Technology, Inc.	5	6.30%		Fixed
Insulated Structures Ltd. (3)	1	5.90%		Fixed
Information Resources, Inc. (66.67%)	2	7.60%		Fixed
Starmark II (Wellbridge)	2	6.60%		Fixed
Centrobe, Inc. (aka EDS) (2)	1	6.22%		Fixed
MediMedia USA, Inc.	1	5.90%		Fixed
TruServ Corporation (50% )	3	5.83%		Fixed
TruServ Corporation (50% )	2	5.83%		Fixed
Tower Automotive Products Co., Inc.	3	7.98%		Fixed
Belgium Government (1)	1	6.23%		Fixed
Hologic, Inc. (64%)	2	6.40%		Fixed
TruServ Corporation (50% )	2	5.83%		Fixed
BE Aerospace, Inc.	1	6.11%		Fixed
Racal Instruments, Inc.	1	6.66%		Fixed
American Pad & Paper LLC (AmPad)	4	6.53%		Fixed
WinCup Holdings, Inc. (fka Polar Plastics)	1	6.32%		Fixed
Merit Medical Systems, Inc.	1	7.50%		Fixed
PETsMART, Inc. (30%)	12	7.70%		Fixed
Warehouse Associates, Inc.	2	8.28%		Fixed
Oxford Automotive Inc.	1	6.25%		Fixed
Kerr Corporation	2	7.23%		Fixed
Advantis Technologies, Inc.	1	5.98%		Fixed
Trends Clothing Corp.	1	7.40%		Fixed
Insulated Structures Ltd. (3)	1	6.40%		Fixed
Grande Communications Networks	4	6.72%		Fixed
Builder’s FirstSource, Inc.	3	7.57%		Fixed
Pemstar, Inc.	1	6.36%		Fixed
Integra Color, Inc.	1	6.97%		Fixed
Garden Ridge, LP	1	7.50%		Fixed
Garden Ridge, LP	1	7.50%		Fixed
24 Hour Fitness Intl. Inc.	1	6.29%		Fixed
ShopRite Supermarkets, Inc. (55%)	2	7.50%		Fixed
Holiday Inn Corporation (1) (tranche 1 of 2)	1	3.56%		Variable
World Airways, Inc.	1	6.76%		Fixed
Electronic Assembly Corp. (Plexus)	1	7.34%		Fixed
PSC Scanning, Inc.	1	7.25%		Fixed
Dick’s Sporting Goods, Inc.	1	7.46%		Fixed
Childtime Childcare, Inc. (66.07%)	12	7.50%		Fixed
Barnes & Noble, Inc.	1	7.50%		Fixed
Gloystarne & Co. Ltd. (3)	1	7.30%		Fixed
Worthington Precision Metals	2	5.54%		Fixed
ShopRite Supermarkets, Inc.	1	7.50%		Fixed
ISA Wholesale Plc	1	7.09%		Fixed
Superior Telecommunications, Inc.	1	7.50%		Fixed
Holiday Inn Corporation (1) (tranche 2 of 2)		3.56%		Variable
24 Hour Fitness USA Inc.	1	7.50%		Fixed
Childtime Childcare, Inc.	5	7.50%		Fixed
Galyan’s Trading Co. (4)	1	6.95%		Fixed
Galyan’s Trading Co. (4)	1	6.95%		Fixed
PETsMART, Inc. (30%)	1	7.70%		Fixed
Humco Holding Group, Inc.	2	6.26%		Fixed
B. Dalton Bookseller, Inc.	1	7.50%		Fixed
24 Hour Fitness USA Inc.	1	7.50%		Fixed
Cognitive Solutions, Inc. (Northstar )	1	7.65%		Fixed
UTI of Illinois, Inc.	1	7.50%		Fixed
Petsmart, Inc.	1	7.50%		Fixed
Custom Food Products, Inc.	1	10.00%		Fixed

Total Limited Recourse Mortgage Debt	257		6.42%

[Additional columns below]

[Continued from above table, first column(s) repeated]

					Wtd. Average Yrs.
Tenant/Lease Guarantor	Original Balance	Current Balance	Balloon Payment	Maturity Date	to Maturity
U-Haul Moving Partners Inc. (57.69%)	$105,572,700	$105,056,694	$83,246,015	May-14
Carrefour France SA (50.375%)(1)	52,467,396	59,241,415	37,675,216	Mar-15
SFX Entertainment Inc. (Clear Channel) (60%)	51,000,000	49,937,563	43,017,864	Dec-12
Starmark Camhood LLC (Wellbridge) (44%) (2)	47,652,000	46,320,961	33,607,626	Mar-13
Hill Bros. Transportation, Inc. (fka Fleming Cos., Inc.)	30,000,000	29,651,124	26,881,119	Jul-12
Foster Wheeler Realty Services	29,185,000	28,593,864	25,270,425	Sep-12
Best Buy (63%)	28,500,000	27,472,291	23,189,544	Feb-12
Thales SA (65%)(1)	26,581,793	27,089,263	20,215,363	Jul-11
Life Time Fitness Inc.	27,000,000	26,722,294	21,272,884	Jan-14
Medica France SA (65%) (1)	22,168,046	26,484,653	13,264,539	Oct-17
Thales SA (65%)(1)	23,360,957	23,806,939	17,765,928	Jul-11
Lillian Vernon Corporation	24,000,000	23,404,084	789,090	Sep-23
TietoEnator Plc (60%)(1)	23,447,832	23,379,576	18,718,273	Jul-14
Shires Ltd. (QualceramShires) (3)	23,493,371	22,175,495	22,175,495	Feb-14
Danka Office Imaging Co.	20,500,000	20,322,316	17,777,377	Jul-13
Overland Storage Inc.	20,000,000	19,588,691	16,386,639	Jul-14
TietoEnator Plc (60%) (1)(2)	18,995,712	18,940,416	15,164,171	Jul-14
Shaklee Corporation	18,800,000	18,800,000	—	Oct-24
Omnicom Group, Inc.	17,907,417	17,883,506	11,079,791	Oct-18
MBM - Beef	18,000,000	17,657,678	15,329,498	Jan-13
Precise Technology, Inc.	17,200,000	16,912,858	557,161	Oct-23
Insulated Structures Ltd. (3)	16,734,420	16,707,429	10,047,400	Nov-24
Information Resources, Inc. (66.67%)	16,449,323	16,427,747	14,151,766	Jan-11
Starmark II (Wellbridge)	15,500,000	15,396,028	13,512,267	Mar-13
Centrobe, Inc. (aka EDS) (2)	15,253,842	15,253,842	291,737	Jul-13
MediMedia USA, Inc.	14,000,000	13,658,366	10,841,836	Apr-18
TruServ Corporation (50% )	13,775,024	13,511,954	11,644,637	Feb-13
TruServ Corporation (50% )	13,675,708	13,401,528	11,561,872	Jan-13
Tower Automotive Products Co., Inc.	12,022,870	11,814,975	10,768,256	May-12
Belgium Government (1)	11,714,450	11,695,954	3,949,619	May-22
Hologic, Inc. (64%)	11,840,000	11,452,467	644,399	May-23
TruServ Corporation (50% )	10,876,679	10,659,726	9,204,033	Jan-13
BE Aerospace, Inc.	10,500,000	10,280,809	8,950,162	Nov-32
Racal Instruments, Inc.	9,500,000	9,307,152	8,223,534	Sep-12
American Pad & Paper LLC (AmPad)	9,400,000	9,269,188	7,432,610	Oct-13
WinCup Holdings, Inc. (fka Polar Plastics)	9,500,000	9,144,468	324,676	Mar-23
Merit Medical Systems, Inc.	8,922,025	8,909,948	7,572,818	Oct-11
PETsMART, Inc. (30%)	8,962,500	8,759,740	7,968,691	Dec-11
Warehouse Associates, Inc.	8,688,869	8,688,869	6,585,480	Nov-11
Oxford Automotive Inc.	8,500,000	8,439,316	—	May-26
Kerr Corporation	8,460,000	8,350,052	5,269,189	Oct-18
Advantis Technologies, Inc.	8,500,000	8,317,601	481,554	Dec-32
Trends Clothing Corp.	8,630,041	8,154,095	3,594,668	Jun-16
Insulated Structures Ltd. (3)	7,647,450	7,608,313	6,950,632	Dec-30
Grande Communications Networks	7,550,000	7,373,014	279,625	Sep-23
Builder’s FirstSource, Inc.	3,040,000	7,329,675	1,979,193	Mar-17
Pemstar, Inc.	7,500,000	7,236,316	256,323	Apr-23
Integra Color, Inc.	7,080,000	6,940,807	6,180,563	Aug-12
Garden Ridge, LP	6,466,469	6,457,717	5,818,924	Oct-09
Garden Ridge, LP	6,301,305	6,292,775	5,581,332	May-10
24 Hour Fitness Intl. Inc.	6,300,000	6,209,257	182,829	Apr-22
ShopRite Supermarkets, Inc. (55%)	5,821,184	5,813,305	5,131,921	Jul-10
Holiday Inn Corporation (1) (tranche 1 of 2)	5,672,256	5,672,256	1,900,809	Oct-16
World Airways, Inc.	5,500,000	5,469,273	205,599	Jun-24
Electronic Assembly Corp. (Plexus)	5,284,168	5,284,168	4,816,591	Feb-09
PSC Scanning, Inc.	5,010,971	5,010,971	4,368,167	Jul-09
Dick’s Sporting Goods, Inc.	5,000,000	5,000,000	450,215	Apr-24
Childtime Childcare, Inc. (66.07%)	4,774,488	4,768,026	4,148,240	Jan-11
Barnes & Noble, Inc.	4,748,033	4,741,606	4,263,171	Nov-09
Gloystarne & Co. Ltd. (3)	4,686,240	4,678,440	2,945,384	Dec-19
Worthington Precision Metals	4,600,000	4,600,000	—	Oct-24
ShopRite Supermarkets, Inc.	4,548,483	4,542,327	3,871,042	Sep-11
ISA Wholesale Plc	4,531,231	4,491,074	3,558,552	Sep-10
Superior Telecommunications, Inc.	4,419,289	4,413,308	3,985,440	Sep-09
Holiday Inn Corporation (1) (tranche 2 of 2)	4,266,797	4,266,797	1,389,177	Oct-17
24 Hour Fitness USA Inc.	4,163,584	4,157,949	3,754,838	Sep-09
Childtime Childcare, Inc.	4,016,226	4,010,790	3,549,037	Jun-10
Galyan’s Trading Co. (4)	4,100,000	4,006,714	161,250	Sep-23
Galyan’s Trading Co. (4)	4,100,000	4,006,714	161,250	Sep-23
PETsMART, Inc. (30%)	3,975,000	3,885,073	3,534,231	Dec-11
Humco Holding Group, Inc.	3,816,640	3,808,463	3,262,120	May-09
B. Dalton Bookseller, Inc.	3,742,161	3,737,127	3,078,626	Sep-12
24 Hour Fitness USA Inc.	3,509,769	3,505,018	3,056,989	Dec-10
Cognitive Solutions, Inc. (Northstar )	3,309,077	3,309,077	3,053,149	Jul-09
UTI of Illinois, Inc.	3,177,001	3,172,701	2,629,174	Jul-12
Petsmart, Inc.	3,031,808	2,942,645	2,639,836	Dec-09
Custom Food Products, Inc.	167,325	167,325	162,780	Oct-08

Total Limited Recourse Mortgage Debt	$1,059,094,932	$1,061,951,954	$713,712,235		9.46

(1)	Current balance based on an exchange rate of 1.2331 USD/EUR at September 30, 2004

(2)	Interest rate reflects weighted average for tranches with common maturity date.

(3)	Current balance based on an exchange rate of 1.7994 USD/GBP at September 30, 2004

(4)	Dick’s Sporting Goods announced its completed acquisition of Galyan’s Trading Co. on July 29, 2004.

Financing

Mortgage Debt Maturity Profile
(pro rata basis)
September 30, 2004

Year	Balloon Payments
2004	$—
2005	—
2006	—
2007	—
2008	162,780
2009	35,962,237
2010	20,877,833
2011	85,813,559
2012	149,239,105
2013	120,361,659
2014	176,963,476
2015	37,675,216
2016	5,495,477
2017	16,632,909
2018	27,190,816
2019	2,945,384
2020	—
2021	—
2022	4,132,448
2023	3,173,774
2024	10,703,214
2025	—
2026	—
2027	—
2028	—
2029	—
2030	6,950,632
2031	—
2032	9,431,716

Grand Total	$713,712,235

FINANCIAL & PORTFOLIO ANALYSIS
Financial Analysis

Financial Analysis

Financial Highlights
($000s, except per share amounts)

Nine Months Ended
September 30, 2004

Operations
Total Revenues, including Interest Income	$110,931
Net (Loss) Income	$31,524
Funds from Operations (FFO) (1)	$48,496
Per Share
Funds from Operations (FFO)	$0.45
Dividends Declared	$0.4720
Pay-Out Ratio (Dividends Declared/FFO)	104.9%
Weighted Average Listed Shares Outstanding (diluted)	108,511,601
Balance Sheet
Total Assets	$2,590,551
Limited Recourse Mortgage Notes Payable	$1,197,359
Notes Payable	$3,988
Shareholders Equity	$1,064,115
Cash and Cash Equivalents	$77,628
Dividends Payable	$17,816
Stock Data
Net Asset Value (NAV) (2)	$10.00
Dividend Yield (Dividends Declared/NAV)	6.29%

Three Months Ended
September 30, 2004

Operations
Total Revenues, including Interest Income	$45,782
Net (Loss) Income	$11,418
Funds From Operations (FFO)	$18,464
Per Share
Funds From Operations (FFO)	$0.16
Dividends Declared	$0.1579
Pay-Out Ratio	98.7%
Weighted Average Listed Shares Outstanding (diluted)	112,802,854

(1) Funds from operations is calculated as net income, excluding gains (or losses) from debt extinguishment and sales of property, plus certain non-cash items (primarily real estate depreciation, amortization of intangible assets, impairments, expenses paid in stock and unrealized foreign currency losses (gains)) and after adjustments for straight lining of rents, unconsolidated partnerships and joint ventures. The Company’s calculation of funds from operations may differ from the calculation of similarly named measures by other companies and may not be comparable to such measures. Funds from operations is a supplemental measure of performance and does not represent net income or cash flows generated from operating activities in accordance with generally accepted accounting principles. It should not be considered as an alternative to net income as an indication of the Company’s operating performance, or to cash flows as a measure of liquidity, or an indicator of the Company’s ability to fund its cash needs.

(2) Based on original offering price

FINANCIAL & PORTFOLIO ANALYSIS

Portfolio Overview

Portfolio Overview

Portfolio Summary
($000s)

September 30, 2004
Size
Real Estate Assets (1)	$2,126,484
Number of Tenants	82
Total Square Feet	39,734,942
Vacancy
Vacant Square Feet (No Rent)	1,134,918
As % of Total Square Feet	2.9%
Total Annual Rent	$190,317
Portfolio Leverage	49.9%
Weighted Average Lease Term	14.7

(1)	Based on purchase prices, net of deferred acquisition fees

Portfolio Overview

Diversification by Geography
September 30, 2004

Region	Annual Rent	Percentage
USA
East	$42,453,722	22.4%
South	42,420,772	22.4%
West	40,817,190	21.5%
Midwest	32,954,331	17.4%
Europe	30,992,534	16.3%

Total	$189,638,549	100.0%

Portfolio Overview

Diversification by Property Type
September 30, 2004

Property Type	Annual Rent	Percentage
Industrial	$48,161,541	25.4%
Office	47,571,293	25.1%
Other Properties	45,528,755	24.0%
Warehouse/Distribution	26,886,142	14.2%
Retail	12,548,068	6.6%
Hospitality	8,942,750	4.7%

Total	$189,638,549	100.0%

Portfolio Overview

Diversification by Rent Contribution
September 30, 2004

		Percentage of Total
Top Ten Tenants/Lease Guarantors	Current Annual Rent	Annual Rent	Lease Maturity
Mercury Partners, LP/U-Haul Moving Partners Inc.	$16,465,375	8.7%	Oct-20
Wellbridge	10,483,360	5.5%	Jul-38
Courtyard by Marriott	8,439,237	4.5%	Feb-12
U.T.I Holdings, Inc.	8,205,765	4.3%	Jan-21
Carrefour France SAS	7,541,514	4.0%	Feb-12
Clear Channel	6,548,587	3.5%	Sep-20
Thales S.A.	6,314,750	3.3%	Jun-11
TruServ Corporation	6,091,537	3.2%	Dec-22
Foster Wheeler Realty Services	5,230,850	2.8%	Sep-04
LifeTime Fitness	4,247,100	2.2%	Oct-23